Confidential

Thorium Power

www.thoriumpower.com

Subscription Agreement

8300 Greensboro Drive, Suite 800, McLean, VA 22102 USA

Tel: +1-703-918-4918 Fax: +1-202-318-2502

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND ALL OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, OR ANY OTHER SECURITES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT

Thorium Power, Inc.

8300 Greensboro Drive

Suite 800

McLean, VA 22102

To Whom It May Concern:

The undersigned (the “Subscriber”) desires to become a stockholder of Thorium Power, Inc., a Delaware corporation (the “Company). The Subscriber and the Company hereby agree as follows:

1.

Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company ________ shares of the Company’s Common Stock, par value $0.05 per share (the “Shares”), for a subscription price of $4 per share.

2.

Purchase Procedure. The Subscriber acknowledges that, in order to receive the Shares, it must, and it does herewith, deliver to the Company two (2) executed and witnessed counterparts of the signature page attached to this Subscription Agreement (the “Agreement”).

3.

Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations, and warranties to the Company, with the intent and understanding that the Company will rely thereon:

(a)

Such Subscriber acknowledges that it has received full and fair disclosure and carefully read in their entirety: (i) the Certificate of Incorporation of the Company, as amended, as filed with the Secretary of State of the State of Delaware; (ii) all of the information that the Subscriber deemed necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; (iii) a copy of the Company’s Investor Presentation, dated January 16, 2006 (including the “Risks of Investing” contained therein); (iv) a copy of the Company’s most recent financial statements; and (v) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company. The Subscriber has relied on the information contained in the foregoing documents and the information provided in response to its questions and has not been furnished with any other documents, offering literature, memorandum or prospectus.

(b)

Such Subscriber acknowledges that it has been informed that the Company’s business plan is to provide for the disposition of plutonium in existing nuclear reactors and to replace existing fuels used in nuclear power plants; the Subscriber therefore understands that an investment in the Shares is speculative and involves a high degree of risk and the Subscriber recognizes and understands the risks relating to the purchase of the Shares. Such Subscriber has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and at the present time and in the foreseeable future can afford a complete loss of this investment. Such Subscriber has no reason to anticipate any change in his or her circumstances, financial or otherwise, which may cause hardship to such Subscriber in light of the lack of liquidity of the Shares herein subscribed for.

(c)

Such Subscriber understands that there are risks associated with investing in the Company’s Common Stock and has reviewed and understands the “Risks of Investing” set forth in the Investor Presentation, dated January 16, 2006.

(d)

Such Subscriber understands that the Company was organized on January 8, 1992 and has not yet commenced commercial activities, has no revenues, earnings, working capital, borrowing capacity or operating history and is dependent upon the net proceeds of the offering of its Common Stock, including the Shares, in order to continue its existence and carry out its proposed business plan. There is no assurance that the Company will be successful in continuing to sell its shares of Common Stock. or that the proceeds from the sale of its Common Stock will be sufficient for it to carry out its business plan.

(e)

Such Subscriber understands that the proceeds of the offering of the Company’s Common Stock will be used, among other things, to fund the Company’s technical work at the Kurchatov Institute, for working capital, and to pay the salaries of the officers of the Company and various consultants to the Company.

(f)

Such Subscriber understands that the technology that the Company is developing is experimental, has never been developed before and there is no assurance that such technology will ever work or if it does, that it will be commercially feasible for the Company to operate a business using such technology.

(f)

Such Subscriber understands that: (i) the Shares being purchased have not been the subject of registration under the Securities Act of 1933, as amended (the “Act”), or any other securities laws; (ii) the Subscriber cannot sell the Shares unless such sale is registered under the Act and any applicable securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sales of the Shares; (iv) the Shares will be subject to contractual transfer restrictions pursuant to the terms of this Agreement and all other applicable agreements between the Company and the Subscriber; and (v) the Company has no obligation to register the sale of the Shares or assist the Subscriber in obtaining an exemption from applicable registration requirements except as set forth herein. The Subscriber agrees not to resell the Shares without compliance with the terms of this Agreement, all other applicable agreements between the Company and the Subscriber, the Act and all applicable securities laws.

(g)

Such Subscriber: (i) is acquiring the Shares solely for the Subscriber’s own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) other than that certain Agreement and Plan of Merger dated February 14, 2006 by and among the Subscriber, TA Acquisition Corp. and the Company (the “Merger Agreement”), has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Shares to any other person; and (iii) agrees not to sell or otherwise transfer such Shares unless and until such transaction is subsequently registered under the Act and any applicable securities laws or unless an exemption from any applicable registration requirement is available.

(h)

Such Subscriber understands that: (i) the offering contemplated hereby has not been reviewed by any governmental body or agency; (ii) if required by the laws or regulations of any applicable jurisdiction, the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

(i)

Such Subscriber is aware that because the Shares have not been the subject of registration under the Act, no prospectus for the distribution of the Shares been qualified under any securities law and no market exists for the Shares.

(j)

All of the information that the Subscriber has provided to the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters is correct and complete as of the date hereof. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

(k)

Other than as described in the Merger Agreement, such Subscriber shall not sell, assign, encumber or transfer all or any part of the Shares being acquired unless the Company has determined, upon the advice of counsel for the Company, that no applicable securities laws will be violated as a result of such transfer. The Company may require an opinion of counsel acceptable to the Company to the effect that such transfer or assignment may be effected without registration under the Act, and does not violate any applicable securities laws. The restrictions in this subparagraph (i), as well as those set forth elsewhere in this Agreement, apply to all resales, including resales in reliance on Regulation S under the Act.

(l)

Such Subscriber represents that it is in a position regarding the Company, which, based upon employment, investments, business relationship or economic bargaining power, enabled and enables the Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment.

(m)

Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has sufficient knowledge and experience in business and financial matters to evaluate the nature of and risks attending, investments of the type herein subscribed, and has determined that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

(n)

Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

4.

Representations of the Company. The Company hereby represents and warrants that upon the Company’s receipt and acceptance of payment by the Subscriber hereunder and issuance of certificates therefor, the Shares will be legally and validly issued, non-assessable and free and clear of all liens and encumbrances.

5.

Indemnification. The Subscriber hereby agrees to indemnify and hold harmless the Company and its respective officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of its representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns. THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES IS DEEMED TO BE VOID AS AGAINST PUBLIC POLICY AND UNENFORCEABLE IN SOME JURISDICTIONS.

6.

Assignability. The Subscriber acknowledges that it may not assign any of its rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

7.

Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

8.	Miscellaneous.
(a)	This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of Delaware.
(b)	This Agreement may be executed in one or more counterparts.
(c)

This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on the Subscriber and its respective heirs, executors, administrators, successors and assigns.

(d)

This Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained and the Merger Agreement. This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all of the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

(e)

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

(f)	Captions are inserted for convenience only, are not a part of this Agreement and shall not be used in the interpretation of this Agreement.
9.	CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT IT HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

* * * * *

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to acquire the aggregate of ______________ shares of Common Stock, par value $0.05 per share (the “Shares”), for a subscription price of $4 per share, acknowledges that it has received and understands the terms and conditions of the Subscription Agreement and that it does hereby agree to all of the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Exact name(s) of Subscriber(s): __________________________________________

By: __________________________________________
Name of Witness: __________________________________________
Signature of Witness: __________________________________________

Date: February 14, 2006

Residence or Mailing Address:

Telephone Numbers (include Area Code):

Business: (	)	Home: (	)

Social Security Number(s):

Mailing Address for Correspondence from the Company (if different):

The foregoing subscription is accepted by Thorium Power, Inc. on the 14th day of February, 2006.

THORIUM POWER, INC.
By: /s/ Seth Grae
Seth Grae, President